                                                                    Exhibit 99.1

FALCONSTOR SOFTWARE

Contacts: Herman Chin, Public Relations          Christine Rogers, Investor Relations
          631-962-1163                           631-962-1160
          herman.chin@falconstor.com             christine.rogers@falconstor.com

               FALCONSTOR SOFTWARE ANNOUNCES Q2 QUARTERLY RESULTS
                     REVENUES INCREASE 46% FROM PRIOR YEAR;
     REPORTS QUARTERLY AND YEAR TO DATE PROFITABILITY AND POSITIVE CASH FLOW

MELVILLE, N.Y., July 28, 2005--FalconStor Software, Inc. (Nasdaq: FALC), a
leading developer of network storage software solutions, today announced financial results for its second quarter ended June 30, 2005.

Revenues for the second quarter of 2005 increased 46% to $9.5 million, compared with $6.5 million for the same period a year ago. Operating expenses increased
13% from $8.4 million for the second quarter of 2004 to $9.4 million for the second quarter of 2005. Net income for the quarter was $0.3 million, or $0.01 per share, compared with a net loss of $1.7 million, or $0.04 per share, for the same period a year ago. Operating expenses in the second quarter of 2004 included $0.6 million in legal fees related to a patent litigation.

For the six months ended June 30, 2005, revenues increased 52% to $17.9 million, compared with $11.7 million for the same period a year ago. Operating expenses increased 13% from $16.1 million for the first six months of 2004 to $18.1 million for the first six months of 2005. Net income for the six month period was $0.2 million compared with a net loss of $3.9 million in the corresponding period a year ago. The company broke even on a diluted net loss per share basis compared to a net loss per share of $0.08 for the same period a year ago.

For the second quarter of 2005, revenues increased 13% from $8.4 million in the first quarter of 2005 to $9.5 million in the second quarter of 2005. Net income for the quarter was $0.3 million compared with a net loss of $0.1 million in the previous quarter.

The Company closed the quarter with $34.3 million in cash, cash equivalents and marketable securities, a $0.5 million increase from the previous quarter.
Deferred revenue at June 30, 2005, increased to $6.9 million, or 13%, compared with the balance at March 31, 2005, and by 75% compared with the same period a year ago. Gross margins for the second quarter of 2005 increased to 82% compared with 78% for the same period a year ago.

"We are pleased with the end-user adoption, market recognition and OEM endorsement of our solutions in the fast-growing Business Continuity, Disk-based backup and cost-effective iSCSI SAN market segments," said FalconStor Chairman and CEO ReiJane Huai. "We have confidence in our business prospects and we are ramping up marketing activities and expanding global sales territory coverage to realize the maximum growth potential for our shareholders."

                                       1

SECOND QUARTER HIGHLIGHTS:
FalconStor continues to advance its product portfolio with new features, while expanding efforts to make its network storage solutions compatible with current and cutting edge technology. FalconStor has also continued to receive industry recognition for its channel efforts and products.

     o    New versions of FalconStor's IPStor(R), VirtualTape Library, and iSCSI
          Storage Server solutions were introduced with a "Continuous Data
          Protection" strategy through the additions of a continuous data replication option and continuous disk backup service. The new version of FalconStor's VTL provides users the granularity and frequency of data protection, addressing both the backup and recovery window issues in one unified solution/platform, while the new version of
          FalconStor's iSCSI Storage Server Solution is available for all
          Microsoft Windows Server 2003 platforms.

     o    FalconStor expanded its support for many technologies, including
          Intel(R) processors based on 64-bit extension technology for its software solutions on both Windows and Linux operating systems, the
          Microsoft iSCSI Software Initiator version 2.0, and Novell's SUSE(R)
          LINUX Enterprise Server 9.

     o    FalconStor's VTL solution completed interoperability testing and has been qualified with major backup software providers, including BakBone
          Software (NetVault(TM)), CommVault (Galaxy(TM)), Computer Associates
          (BrightStor(R) ARCserve(TM) Backup), EMC Corporation (EMC Legato(R)
          NetWorker(TM)), HP (HP OpenView(TM) Storage Data Protector), and
          VERITAS Software (Backup Exec(TM)). VTL has also been validated Ready for IBM Tivoli(R), for IBM's Tivoli Storage Manager (TSM), as well as with nStor Corporation's SATA-based RAID solutions.

     o    FalconStor joined the EMC NAS Partner Program, enabling customers using FalconStor's iSCSI Storage Server software solution to deploy the EMC NetWin 110 and EMC NetWin 200 systems in iSCSI environments.

     o    FalconStor iSCSI Storage Server was singled-out by CMP Media's
          VARBusiness and the InfoWorld Media Group. VARBusiness magazine included the iSCSI Storage Server in its Top 100 Midmarket Solutions,
          and InfoWorld scored it 8.6 out of 10 in its review, concluding as its bottom line, "the iSCSI Storage Server offers a collection of storage services that rivals much costlier high-end solutions. Its ease of use, reasonable price, support for both NAS and SAN, and agents for major applications -- plus FalconStor's partnerships with many hardware vendors -- make this solution difficult to ignore for any shop moving to networked storage."

The company will host a conference call on Thursday, July 28 at 4:30 PM ET to discuss the results. To participate in the call, dial 1-800-946-0715 in the
United States or 719-457-2643 outside the United States. To view the synchronized slide presentation during the call, visit:
http://falconstor.webex.com.
Meeting Name: FalconStor Software Q2 2005 Earnings
Meeting password: ipstor
Meeting number: 761 613 109

                                       2

To listen to a replay of the call beginning July 28 at 6:30 PM ET, dial
1-888-203-1112 in the United States or 719-457-0820 outside the United States, passcode 2543926, or visit www.falconstor.com/investors.asp.

ABOUT FALCONSTOR
FalconStor Software, Inc. (Nasdaq: FALC) is a leading developer of network storage software designed to optimize the storage, protection and availability of enterprise data. FalconStor's flagship product, IPStor, enables corporate IT to deploy a hardware-agnostic, network-centric foundation to maximize operating efficiency and business continuity, and to meet the availability requirements of mission-critical applications. IPStor-powered network storage solutions are available and supported by major OEMs, as well as system integrators and resellers worldwide.

Founded in 2000, FalconStor is headquartered in Melville, NY, with offices throughout Europe and the Asia Pacific regions including Paris, Tokyo and
Taiwan. FalconStor is an active member of the Technical Support Alliance Network
(TSANet), Storage Networking Industry Association (SNIA) and Fibre Channel
Industry Association (FCIA). For more information, visit www.falconstor.com or call 1-631-777-5188.

This press release includes forward-looking statements that involve risk and uncertainties that could cause actual results to differ materially from the forward-looking statements. These risks and uncertainties include: delays in product development; market acceptance of FalconStor's products and services;
technological change in the storage and networking industries; competition in the network storage software market; the potential failure of FalconStor's OEM partners to introduce or to market products incorporating FalconStor's products;
intellectual property issues; and other risk factors discussed in FalconStor's reports on Forms 10-K, 10-Q and other reports filed with the Securities and
Exchange Commission.
                                       ###

FalconStor and IPStor are registered trademarks of FalconStor Software, Inc. All other company and product names contained herein are trademarks of the respective holders.

                                       3

                        FALCONSTOR SOFTWARE, INC. AND SUBSIDIARIES
                           CONDENSED CONSOLIDATED BALANCE SHEETS

                                                           JUNE 30,         DECEMBER 31,
                                                             2005               2004
                                                       -----------------  ----------------
                                                          (unaudited)
ASSETS
Current assets:
   Cash and cash equivalents ...........................   $15,839,208      $15,484,573
   Marketable securities ...............................    18,435,167       18,488,616
   Accounts receivable, net ............................    11,145,340       10,269,822
   Prepaid expenses and other current assets ...........       932,636          629,036
                                                           -----------      -----------

      Total current assets .............................    46,352,351       44,872,047
                                                           -----------      -----------

Property and equipment, net ............................     4,854,508        4,662,269
Goodwill ...............................................     3,512,796        3,512,796
Other intangible assets, net ...........................       257,769          307,620
Other assets ...........................................     2,278,473        2,719,460
                                                           -----------      -----------

      Total assets .....................................   $57,255,897      $56,074,192
                                                           ===========      ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable ....................................   $   983,953      $   821,433
   Accrued expenses ....................................     3,233,610        3,501,034
   Deferred revenue ....................................     5,447,644        4,097,279
                                                           -----------      -----------

      Total current liabilities ........................     9,665,207        8,419,746

Deferred revenue .......................................     1,450,955        1,290,496
                                                           -----------      -----------

      Total liabilities ................................    11,116,162        9,710,242
                                                           -----------      -----------

Commitments

      Total stockholders' equity .......................    46,139,735       46,363,950
                                                           -----------      -----------

      Total liabilities and stockholders' equity .......   $57,255,897      $56,074,192
                                                           ===========      ===========

                                             4

                                             FALCONSTOR SOFTWARE, INC. AND SUBSIDIARIES
                                           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                   THREE MONTHS ENDED                      SIX MONTHS ENDED
                                                                        JUNE 30,                               JUNE 30,
                                                               --------------------------             ---------------------------
                                                                 2005              2004                 2005               2004
                                                                      (unaudited)                             (unaudited)

Revenues
Software license revenue ............................       $  6,650,442       $  4,915,498        $ 12,932,951        $  8,463,329
Maintenance revenue .................................          1,791,267          1,043,202           3,321,441           1,865,055
Software services and other revenue .................          1,053,878            524,437           1,633,231           1,413,551
                                                            ------------       ------------        ------------        ------------
                                                               9,495,587          6,483,137          17,887,623          11,741,935

Operating expenses:
   Amortization of purchased and
      capitalized software ..........................            193,417
                                                                                    409,250             416,000             824,298
   Cost of maintenance, software services
      and other revenue .............................          1,468,866            989,955           2,796,083
                                                                                                                          1,967,960
   Software development costs .......................          2,763,745          2,178,927           5,431,136           4,340,843
   Selling and marketing ............................          3,979,124          3,401,078           7,484,343           6,714,616
   General and administrative .......................          1,031,285          1,397,409           2,017,311           2,208,052
                                                            ------------       ------------        ------------        ------------
                                                               9,436,437          8,376,619          18,144,873          16,055,769
                                                            ------------       ------------        ------------        ------------
         Operating income (loss) ....................             59,150         (1,893,482)           (257,250)         (4,313,834)
                                                            ------------       ------------        ------------        ------------

   Interest and other income ........................            236,909            188,852             423,495             391,777
                                                            ------------       ------------        ------------        ------------

         Income (loss) before income
            taxes ...................................            296,059         (1,704,630)            166,245          (3,922,057)
                                                            ------------       ------------        ------------        ------------

Provision for income taxes ..........................              7,954              8,461              11,969              12,541
                                                            ------------       ------------        ------------        ------------
                                                                                                                              8,461

         Net income (loss) ..........................       $    288,105       $ (1,713,091)       $    154,276        $ (3,934,598)
                                                            ------------       ------------        ------------        ------------

Basic net income (loss) per share ...................       $       0.01       $      (0.04)       $       0.00        $      (0.08)
                                                            ------------       ------------        ------------        ------------

Diluted net income (loss) per share .................       $       0.01       $      (0.04)       $       0.00        $      (0.08)
                                                            ------------       ------------        ------------        ------------

Weighted average basic shares
   outstanding                                                47,594,072         46,859,326          47,561,653          46,750,352
                                                            ============       ============        ============        ============

Weighted average diluted shares
   outstanding                                                50,623,983         46,859,326          50,906,828          46,750,352
                                                            ============       ============        ============        ============

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